Exhibit 4.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 13, 2021, by and between Quotient Limited, a public limited liability company formed under the laws of Jersey, Channel Islands (the “Company”) and each other Person identified in the signature pages hereto (each a “Holder” and collectively, the “Holders”).

This Agreement is being entered into in connection with the execution and delivery of the Fourth Supplemental Indenture, dated as of October 13, 2021, by and among the Company, the guarantors party thereto, and the Holders (the “Fourth Supplemental Indenture”) which supplements and amends the Indenture, dated as of October 14, 2016 by and among Company, the guarantors party thereto, and the Holders (as subsequently amended, the “Indenture”). The Holders collectively own all of the Company’s 12.00% Senior Secured Notes issued pursuant to the terms of the Indenture (the “Notes”).    In consideration of the Holders’ execution and delivery of the consents that are required for the effectiveness of the Fourth Supplemental Indenture, the Company has issued to the Holders (1) an aggregate of 932,772 of the Company’s ordinary shares, nil par value per share (the “Consent Shares”) and (2) warrants (the “Warrants”) to purchase an aggregate of 1,844,020 of the Company’s ordinary shares, nil par value per share (the “Warrant Shares”).

The Company and each Holder hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture. In addition to the other capitalized terms used and defined elsewhere herein, as used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions are authorized or required by Law to close in New York City, Jersey, Channel Islands, or the city in which the Trustee’s corporate trust office is located; provided, however, for clarification, banking institutions shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of banking institutions in the New York City, Jersey, Channel Islands, or the city in which the Trustee’s corporate trust office is located generally are open for use by customers on such day.

“Closing Date” means the date of the Fourth Supplemental Indenture.

“Commission” means the U.S. Securities and Exchange Commission or any successor thereto.

“Commission Guidance” means any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, including the Commission’s Compliance and Disclosure Interpretations and Manual of Publicly Available Telephone Interpretations.

“Common Stock” means the ordinary shares of the Company, nil par value.

“Company” has the meaning specified in the preamble.

“Consent Shares” has the meaning specified in the recitals.

“Effectiveness Date” means the ninetieth (90th) calendar day following the Closing Date.

“Filing Date” means the forty-fifth (45th) calendar day following the Closing Date.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fourth Supplemental Indenture” has the meaning specified in the recitals.

“Holder” and “Holders” have the meanings specified in the preamble.

“Indenture” has the meaning specified in the recitals.

“Penalty Shares” means a number of shares of Common Stock equal to the product of (x) 932,772 multiplied by (y) the quotient of (i) the lesser of 90 and the number of days after the Effectiveness Date on which the initial Registration Statement provided for in Section 2(a) was not effective under the 1933 Act divided by (y) 90.

“Penalty Warrants” means warrants having the same provisions as the Warrants and entitling the holders thereof to purchase a number of shares of Common Stock equal to the product of (x) 1,844,020 multiplied by (y) the quotient of (i) the lesser of 90 and the number of days after the Effectiveness Date on which the initial Registration Statement provided for in Section 2(a) was not effective under the 1933 Act divided by (y) 90.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Pro Rata Allocation” has the meaning specified in the form of Consent that is attached to the Fourth Supplemental Indenture as Exhibit A thereto.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all Consent Shares, all Warrant Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, exchange or similar event with respect to the foregoing.

“Registration Statement” means any registration statement filed pursuant to this Agreement under the 1933 Act covering the resale by any Holder of any Registrable Securities, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Warrants” has the meaning specified in the recitals.

2. Registration

(a) Mandatory Registration. The Company shall prepare and, as promptly as reasonably practicable but in no event later than the Filing Date, file with the Commission a Registration Statement covering the resale of all of the Registrable Securities in a resale offering to be made on a continuous basis. The Registration Statement shall contain (except if otherwise directed by the Holders or required in order to address written comments to the Registration Statement received from the Commission upon review of such Registration Statement) the “Plan of Distribution” section in substantially the form attached as Annex A hereto, as the same may be amended in accordance with the provisions of this Agreement; provided, however, that no Holder shall be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the 1933 Act as promptly as practicable after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its commercially reasonable efforts to keep the initial Registration Statement continuously effective under the 1933 Act until the earliest to occur of the date on which (i) each Holder may sell all Registrable Securities then held by it pursuant to the provisions of Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, and any legend restricting further transfer with regard to such Registrable Securities has been removed, (ii) all Registrable Securities covered by such Registration Statement have been sold by the Holders, (iii) all Registrable Shares have ceased to be outstanding, (iv) all Registrable Securities have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities, or (v) with respect to a Holder, when such Holder ceases to hold Registrable Securities and, with respect to all Holders in the event that the Holders, in the aggregate, beneficially own less than two percent (2%) of the outstanding shares of Common Stock (the “Effectiveness Period”). If the initial Registration Statement has not become effective under the 1933 Act on or prior to the Effectiveness Date, or if the initial registration Statement ceases for any reason to be effective during the 90 days following the Effectiveness Date, the Company shall issue to each Holder, on the 180th day after the Closing Date or as promptly thereafter as is practicable, such Holder’s Pro Rata Allocation of the Penalty Shares and the Penalty Warrants.

(b) Rule 415; Cutback. In the event that the Commission does not permit the Company to register in any Registration Statement all of the Registrable Securities in a secondary offering, the Company shall promptly notify each of the Holders thereof, and amend such Registration Statement to register such maximum portion as permitted by Commission Guidance, including such guidance pertaining to Rule 415; provided that (i) the Company shall use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance that are not then registered on an effective Registration Statement and (ii) the Company shall not name any Holder as an “underwriter” without such Holder’s express prior written consent. Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement in a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities and unless any Commission Guidance requires otherwise, the number of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among all Holders. In the event of a cutback pursuant to this Section 2(b), the Company will offer to the Holders to file and cause to become effective with the Commission, as promptly as allowed by Commission or Commission Guidance, one or more Registration Statements to register for resale those Registrable Securities that were not previously registered for resale. No liquidated damages shall accrue as to any Registrable Securities subject to a cutback pursuant to this Section 2(b) if (i) the Holders decline to request the filing of a new Registration Statement or (ii) the Holders request the filing of a new Registration Statement, until such date as the Company is able to effect the registration of such Registrable Securities in accordance with Commission Guidance (the earlier such date, “Restriction Termination Date”); provided in respect of clause (ii), that the Filing Date for such Registrable Securities shall be 30 Business Days after the Restriction Termination Date and the Effectiveness Date for such Registrable Securities shall be 90 calendar days after the Restriction Termination Date.

(c) Piggyback Registration. Without limiting any obligation of the Company hereunder, if (i) there is not an effective Registration Statement covering all of the Registrable Securities, if the Prospectus contained therein is not available for use, and if Rule 144 is not available with respect to the Registrable Securities, and (ii) the Company shall determine to prepare and file with the Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the 1933 Act) or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), or a dividend reinvestment or similar plan or rights offering), then the Company shall deliver to each Holder a written notice of such determination and, if within 10 days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(d) or that the Holders have requested to register pursuant to Section 2(b) that are the subject of a then-effective Registration Statement; provided, further, that the Company shall not be required to include any Registrable Securities which an underwriter advises the Company will materially adversely affect the price, timing or distribution of the securities in such offering or the Company’s ability to sell all of the securities which the Company intended to sell. The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration pursuant to this Section 2(d) at any time in its sole discretion. The Company shall not grant piggyback registration rights to any holders of its Common Stock.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Business Days prior to the filing of each Registration Statement and not less than one (1) Business Day prior to the filing of any related Prospectus or any amendment or supplement thereto (other than those incorporated or deemed to be incorporated therein by reference), furnish to each Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders. The Company shall not file a Registration Statement or Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by such Registration Statement shall reasonably object in good faith; provided that the Company is notified of such objection in writing no later than five (5) Business Days after the Holders have been so furnished copies of a Registration Statement or one (1) Business Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements to a Registration Statement or Prospectus, unless, in the opinion of the Company’s counsel, such filing is necessary to comply with applicable law. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Business Days prior to the Filing Date or by the end of the fourth (4th) Business Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) prepare and file with the Commission as promptly as practicable any additional Registration Statements as may be necessary in order to register for resale under the 1933 Act all of the Registrable Securities, (iii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iv) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (v) comply in all material respects with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus (entirely or in a particular jurisdiction, as the case may be) until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Business Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus (a “Suspension Period”), provided that the Company shall excise any information contained in any such notice to the extent that such information would constitute material, non-public information regarding the Company or any of its subsidiaries; and provided further, that during any one hundred eighty (180) day period such Suspension Periods shall not exceed an aggregate of forty-five (45) days.

(d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal as soon as reasonably practicable of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e) Subject to the terms of this Agreement, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c) until the delivery of the Advice contemplated by Section 7(b).

(f) Cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder.

(g) Upon the occurrence of any event contemplated by Section 3(c), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) When and as required for purposes of filing or updating any Registration Statement, require each selling Holder to furnish to the Company a certified statement as to the number of Common Stock beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares. In the event of the failure by such Holder to comply with the Company’s request within five (5) days from the date of such request, the Company shall be permitted to exclude such Holder from such Registration Statement, without being subject to the payment of liquidated damages to such Holder. At such time that such Holder complies with the Company’s request, the Company shall use its commercially reasonable efforts to include such Holder on such Registration Statement.

(i) In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the 1933 Act, and before filing any such Registration Statement or any other document in connection therewith, give the participating Holders of Registrable Securities and their respective counsel, the opportunity to (i) review any such Registration Statement, each prospectus included therein or filed with the Commission, each amendment thereof or supplement thereto and any other document to be filed, including the Company’s response to Commission comments, and (ii) provide comments to such documents if necessary to cause the description relating to such Holders to be accurate.

(j) Register the Registrable Securities on Form S-3 if the Company is then eligible to register the Registrable Securities for resale on such form. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities, the Company shall (i) register the resale of the Registrable Securities on Form S-1 and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of any Registration Statement then in effect until the earlier of (x) such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission and (y) there are no Notes or Registrable Securities then outstanding.

(k) Furnish to each Holder, without charge, (i) at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including without limitation each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request.

(l) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing or evidence of uncertificated shares evidencing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which shall be free of all restrictive legends and issued in such denominations and registered in such names as any such Holder may request.

(m) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement.

(n) Use its commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which identical securities issued by the Company are then listed.

(o) If necessary, use its commercially reasonable efforts to provide a CUSIP number for the Registrable Securities.

(p) If requested by a Holder, the Company shall (i) as soon as practicable, file a prospectus supplement or post-effective amendment containing such information as any Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities by such Holder, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering.

(q) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of all jurisdictions within the United States that the selling Holders request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.

(r) If any Holder is required under applicable securities law to be described as an “underwriter” in a Registration Statement filed at the request of the Holders pursuant to Section 2(b), furnish to such Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder, and (ii) an opinion, dated as of such date, of external counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Holder.

(s) If any Investor is required under applicable securities law to be described as an “underwriter” in a Registration Statement filed at the request of the Holders pursuant to Section 2(b), in connection with such Investor’s due diligence requirements, if any, make available for inspection by (i) such Holder and its legal counsel and (ii) one firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”) at the offices where normally kept, during reasonable business hours, as shall be reasonably deemed necessary by each such Holder solely for the purpose of establishing a due diligence defense for underwriter liability under the 1933 Act, and cause the Company’s officers, directors and employees to supply all information that any Inspector may reasonably request unless the Company determines in good faith that such due diligence would forfeit any attorney-client privilege or confidentiality obligations; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Holders) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its sole expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(t) Use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market on which the Common Stock are then listed for trading, (C) related to compliance with applicable state securities and blue sky laws, and (D) incurred in connection with the submission of any filing with FINRA; (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) fees and disbursements of one counsel selected by the Holders, which fees and disbursements shall neither exceed $75,000 in the aggregate nor include any amounts incurred in connection with the filing of the initial Registration Statement or the negotiation of this Agreement; and (iv) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In no event shall the Company be responsible for brokers’, underwriters’ or similar discounts and commissions, if any, transfer taxes and transfer fees relating to the sale or disposition of Registrable Shares by a Holder, and the fees and expenses of counsel to any Holder other than as covered by (iii).

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder of Registrable Securities, the directors, officers, partners, members, shareholders, agents and employees of each such Holder, each Person who controls any Holder (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), and the directors and officers, of such controlling Persons, (collectively, the “Indemnitees”), to the fullest extent permitted by applicable law, from and against any and all Proceedings, causes of action, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the Proceeding for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities or (B) the Holder used an outdated or defective Prospectus which the Company had previously notified such Holder was outdated or defective pursuant to Sections 3(c)(iii)-(vi) and for which the Company had not yet provided the Advice contemplated in Section 7(b), but only to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 7(3).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors and officers of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Indemnified Liabilities, as incurred, to the extent arising out of or based solely upon: (i) such Holder’s failure to comply with the prospectus delivery requirements of the 1933 Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (B) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities set forth in such Prospectus or in any amendment or supplement thereto or (C) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(b), but only to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings.

(i) If any Proceeding shall be brought or asserted against any Indemnitee or the Company (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party.

(ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (A) the Indemnifying Party has agreed in writing to pay such fees and expenses, (B) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (C) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one (1) separate counsel and one (1) local counsel (if necessary) shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement (i) involves only the payment of monetary settlement amounts, (ii) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (iii) does not include any admission as to fault on the part of the Indemnified Party.

(iii) Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution.

(i) If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Indemnified Liabilities, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Indemnified Liabilities as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Indemnified Liabilities shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such Registration Statement or Prospectus giving rise to such contribution obligation exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Holder’s obligations to contribute pursuant to this Section 5(d) are several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Remedies Not Exclusive. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Public Information Requirement. With a view to making available to the Holders the benefits of Rule 144, for so long as any Notes or Registrable Securities remain outstanding the Company agrees to (i) make and keep public information available, as those terms are understood and defined in Rule 144, for so long as any Holder holds Notes or Registrable Securities, and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the 1934 Act, during the Effectiveness Period, and (iii) furnish to each Holder of Notes or Registrable Securities, promptly upon request during the Effectiveness Period, a written statement by the Company, if true, that the Company has complied with the reporting requirements of the 1934 Act.

7. Miscellaneous.

(a) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(b) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement and suspend the use of the applicable Prospectus until such Holder is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed, and to provide notice thereof, as promptly as is practicable thereafter.

(c) Amendments and Waivers. The provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, and shall be in writing and signed by the Company and the Holders of a majority of the Registrable Securities then outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 7(c).

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each party and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority of the then outstanding Registrable Securities. If any Holder transfers a Warrant or portion thereof, the rights hereunder of the transferring Holder in respect of the Warrant Shares underlying such Warrant or portion thereof shall be deemed automatically assigned to the transferee.

(f) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries or affiliates has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflict with the provisions hereof

(g) Execution and Counterparts. This Agreement may be executed in several counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h) Construction; Governing Law; Disputes. The provisions of Sections 2.1, 14.1, and 15.1 of the Purchase Agreement are incorporated herein mutatis mutandis.

(i) Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

(j) Headings; Interpretation. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(k) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

QUOTIENT LIMITED

By:	/s/ Manuel O. Méndez
Name: Manuel O. Méndez
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY BLANK;

SIGNATURE PAGES FOR HOLDERS FOLLOW]

[Signature Page to Registration Rights Agreement]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
By:	Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal Title: Managing Director, Co-Chief Investment Officer

[Signature Page to Registration Rights Agreement]

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P.
By:	Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

[Signature Page to Registration Rights Agreement]

CANADIAN FIXED INCOME POOL
By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI INCOME FUND
By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI U.S. INCOME $US FUND
By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

GLOBAL INCOME ALLOCATION CORPORATE CLASS
By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

GLOBAL INCOME ALLOCATION POOL
By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI GLOBAL HIGH YIELD FIXED INCOME PRIVATE TRUST
By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI CORPORATE BOND FUND

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI DIVERSIFIED YIELD CORPORATE CLASS

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI DIVERSIFIED YIELD FUND

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI GLOBAL INCOME & GROWTH FUND

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI HIGH INCOME FUND

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI HIGH YIELD BOND FUND

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

CI CANADIAN INCOME & GROWTH FUND

By: CI Investment Inc., its manager

By:	/s/ Geof Marshall
Name: Geof Marshall
Title: SVP - Portfolio Management

By:	/s/ Brad Benson
Name: Brad Benson
Title: VP - Portfolio Management

[Signature Page to Registration Rights Agreement]

HONEYWELL COMMON INVESTMENT FUND

By:	/s/ John Mikros
	Name:	John Mikros
	Title:	Portfolio Manager
Fixed Income Investments
Honeywell Capital Mgmt.

[Signature Page to Registration Rights Agreement]

HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST

By:	/s/ John Mikros
	Name:	John Mikros
	Title:	Portfolio Manager
Fixed Income Investments
Honeywell Capital Mgmt.

[Signature Page to Registration Rights Agreement]

TRI-CONTINENTAL CORPORATION

By:	/s/ Apratim Sen
Name: Apratim Sen
Title: Assistant Secretary

[Signature Page to Registration Rights Agreement]

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

By:	/s/ Apratim Sen
Name: Apratim Sen
Title: Assistant Secretary

[Signature Page to Registration Rights Agreement]

FYI LTD.

By:	/s/ John N. Spinney Jr.
Name: John N. Spinney Jr.
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

OLIFANT FUND LTD.

By:	/s/ John N. Spinney Jr.
Name: John N. Spinney Jr.
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

FFI FUND LTD.

By:	/s/ John N. Spinney Jr.
Name: John N. Spinney Jr.
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Annex A

Plan of Distribution

The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling ordinary shares received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their ordinary shares on any stock exchange, market or trading facility on which the ordinary shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of ordinary shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the ordinary shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such ordinary shares at a stipulated price per ordinary shares;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the ordinary shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the ordinary shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the ordinary shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our ordinary shares, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the ordinary shares in the course of hedging the positions they assume. The selling shareholders may also sell ordinary shares short and deliver these securities to close out their short positions, or loan or pledge the ordinary shares to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of ordinary shares offered by this prospectus, which ordinary shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the ordinary shares offered by them will be the purchase price of the ordinary shares less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of ordinary shares to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the ordinary shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the ordinary shares or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the ordinary shares may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the ordinary shares to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the ordinary shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the ordinary shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of ordinary shares in the market and to the activities of the selling shareholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the ordinary shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the ordinary shares offered by this prospectus.

We have agreed with the selling shareholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective, subject to certain exceptions, until the earlier of (1) such time as all of the ordinary shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the ordinary shares may be sold without restriction pursuant to Rule 144 of the Securities Act and all restrictive legends associated with the ordinary shares have been removed.

Annex B

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of ordinary shares (the “Registrable Securities”), no par value per share, of Quotient Limited., a public limited liability company formed under the laws of Jersey, Channel Islands (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a) Full Legal Name of Selling Stockholder

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

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Quotient Limited

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